Filed Pursuant to Rule 497(d)

INVESCO UNIT TRUSTS, SERIES 2122

Closed-End Strategy: Senior Loan and Limited Duration Portfolio 2021-2

Supplement to the Prospectus

As of July 1, 2021, Ivy High Income Opportunities Fund (ticker: IVH) has changed its name to Delaware Ivy High Income Opportunities Fund (ticker: IVH). As a result, effective immediately, all references to Ivy High Income Opportunities Fund in the Portfolio’s prospectus are replaced with Delaware Ivy High Income Opportunities Fund.

Supplement Dated:   July 1, 2021